Form 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                                   reported):

                                November 17, 1997

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                           WILLAMETTE INDUSTRIES, INC.
               (Exact name of Registrant as specified in charter)

                                     Oregon
                 (State or other jurisdiction of incorporation)

                                     0-3730
                              (Commission File No.)

                                   93-0312940
                        (IRS Employer Identification No.)

         1300 S.W. Fifth Avenue, Suite 3800
         Post Office Box 22187                                97201
         Portland, Oregon                                (Zip Code)
         (Address of principal executive offices)

               Registrant's telephone number, including area code:

                                 (503) 227-5581


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Item 5. Other Events

                  On November 17, 1997, Steven R. Rogel submitted his resignation as Chief Executive Officer and director of Willamette Industries, Inc., and announced that he would become chief executive officer of Weyerhaeuser Company. Following the resignation, the board of directors elected William Swindells to replace Mr. Rogel as Chief Executive Officer. Mr. Swindells is Chairman of the Board and served as Chief Executive Officer of Willamette Industries, Inc., prior to his retirement in 1995.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WILLAMETTE INDUSTRIES, INC.

Dated:  November 21, 1997           By: /s/ J. A. Parsons
                                        J. A. Parsons
                                        (Executive Vice President and Principal
                                                 Financial Officer)



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